UNITED STATES
                             SECURITIES AND EXCHANGE COMMISSION
                                   WASHINGTON, D.C. 20549


                                         FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                                    INVESTMENT COMPANIES

Investment Company Act file number 811-3757

                  DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.
                (Exact name of Registrant as specified in charter)


                           c/o The Dreyfus Corporation
                                 200 Park Avenue
                             New York, New York 10166
               (Address of principal executive offices) (Zip code)

                               Mark N. Jacobs, Esq.
                                 200 Park Avenue
                             New York, New York 10166
                     (Name and address of agent for service)

Registrant's telephone number, including area code:  (212) 922-6000

Date of fiscal year end:  5/31/03

Date of reporting period:  11/30/03

                                            -2-
California Tax Exempt Form N-CSR
                                         FORM N-CSR

ITEM 1. REPORTS TO STOCKHOLDERS.

              Dreyfus California
      Tax Exempt
      Bond Fund, Inc.

      SEMIANNUAL REPORT November 30, 2003



The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

            Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the Chairman

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            12   Statement of Assets and Liabilities

                            13   Statement of Operations

                            14   Statement of Changes in Net Assets

                            15   Financial Highlights

                            16   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                             Dreyfus California
                                                     Tax Exempt Bond Fund, Inc.

LETTER FROM THE CHAIRMAN

Dear Shareholder:

This semiannual report for Dreyfus California Tax Exempt Bond Fund, Inc. covers the six-month period from June 1, 2003, through November 30, 2003. Inside, you' ll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Joseph Darcy.

Recent reports of marked improvement in the growth of U.S. Gross Domestic Product suggest to us that the economy has started to turn the corner. Tax cuts and low mortgage rates have put cash in consumers' pockets, and corporations have begun to increase spending and investment. As a result, after several years of falling interest rates and rising bond prices, the municipal bond market recently has become more volatile. As might be expected in a strengthening economy, securities that are more sensitive to their issuers' credit quality generally have outperformed those that tend to respond more to changes in interest rates.

Of course, we have seen upturns before, only to be disappointed when growth proved unsustainable over the longer term. However, based on recent data, we are cautiously optimistic about the current economic environment. As always, we urge you to speak regularly with your financial advisor, who may be in the best position to suggest the Dreyfus funds designed to meet your current needs, future goals and attitudes toward risk.

Thank you for your continued confidence and support.

Sincerely,

/s/Stephen E. Canter
Stephen E. Canter

Chairman and Chief Executive Officer

The Dreyfus Corporation

December 15, 2003




DISCUSSION OF FUND PERFORMANCE

Joseph Darcy, Portfolio Manager

How did Dreyfus California Tax Exempt Bond Fund, Inc. perform relative to its benchmark?

For the six-month period ended November 30, 2003, the fund achieved a total return of -0.73% .(1) In comparison, the Lehman Brothers Municipal Bond Index, the fund' s benchmark, achieved a total return of 0.19% for the same period.(2) In addition, the fund is reported in the Lipper California Municipal Debt Funds category. The average total return for all funds reported in the Lipper category was -0.40%.(3)

After several years of above-average total returns driven by falling interest rates, California's municipal bonds encountered heightened volatility during the reporting period when voters effected a change in the governor's office and a stronger economy raised concerns that interest rates might climb. The fund's return was slightly lower than its Lipper category average, primarily because our defensive positioning prevented it from participating fully in market rallies. The fund also underperformed its benchmark, mainly because the benchmark contains bonds from many states, not just California, and does not reflect transaction fees and other fund expenses.

What is the fund's investment approach?

The fund seeks as high a level of current income exempt from federal and California state income taxes as is consistent with the preservation of capital. To pursue this goal, the fund normally invests substantially all of its assets in municipal bonds that provide income exempt from federal and California state personal income taxes. The fund will invest at least 80% of its assets in investment-grade municipal bonds or the unrated equivalent as determined by Dreyfus. The dollar-weighted average maturity of the fund's portfolio normally exceeds 10 years, but the fund's average portfolio maturity is not restricted.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

The portfolio manager may buy and sell bonds based on credit quality, market outlook and yield potential. In selecting municipal bonds for investment, the portfolio manager may assess the current interest-rate environment and the municipal bond' s potential volatility in different rate environments. The portfolio manager focuses on bonds with the potential to offer attractive current income, typically looking for bonds that can provide consistently attractive current yields or that are trading at competitive market prices. A portion of the fund' s assets may be allocated to "discount" bonds, which are bonds that sell at a price below their face value, or to "premium" bonds, which are bonds that sell at a price above their face value. The fund's allocation either to discount bonds or to premium bonds will change along with our changing views of the current interest-rate and market environment. The portfolio manager also may look to select bonds that are most likely to obtain attractive prices when sold.

What other factors influenced the fund's performance?

The reporting period was volatile for both the national and California municipal bond market. The quick end to major combat operations in Iraq lifted a veil of uncertainty from the U.S. economy, and signs of stronger growth began to emerge. Although the Federal Reserve Board reduced short-term interest rates in late June to a 45-year low of 1%, municipal bond prices declined sharply in July and August amid new evidence of economic recovery. Tax-exempt securities recovered much of their lost value in the fall, but the market remained volatile through the reporting period's end.

California' s bonds were subject to additional volatility because of the controversy surrounding the recall of former Governor Davis and uncertainty regarding the fiscal policies of new Governor Schwarzenegger. Largely because of these factors, bonds from California issuers recently have traded at lower prices than historical norms when compared to prices in the national market.

In this challenging environment, we generally have maintained a conservative posture, emphasizing bonds from localities we' ve determined to be fiscally sound and securities backed by revenues from essential-services facilities, such as water and sewer plants. Conversely, we generally have de-emphasized the fund's exposure to California's unsecured general obligation bonds. We have focused primarily on securities with maturities in the 15- to 20-year range, which provided most of the yield of longer-term bonds but with less sensitivity to potential changes in interest rates.

What is the fund's current strategy?

We have maintained a generally defensive posture as we await Governor Schwarzenegger's proposal, due in January 2004, to address the state's budgetary problems. We currently expect the supply of newly issued California bonds to be relatively heavy during the first half of 2004 as the state continues to finance its budget deficit. In addition, we are anticipating the upcoming maturities of its shorter-term debt, which could put additional downward pressure on bond prices.

In an attempt to manage the risks of the heavy supply of bonds and potentially higher interest rates in a stronger economy, we have set the fund's average duration in a range that we consider to be in line with or slightly shorter than that of its Lipper category average. Of course, we are prepared to change our strategies as developments unfold.

December 15, 2003

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CALIFORNIA RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE.

(2) SOURCE: LIPPER INC. -- REFLECTS REINVESTMENT OF DIVIDENDS AND, WHERE APPLICABLE, CAPITAL GAIN DISTRIBUTIONS. THE LEHMAN BROTHERS MUNICIPAL BOND INDEX IS A WIDELY ACCEPTED, UNMANAGED TOTAL RETURN PERFORMANCE BENCHMARK FOR THE LONG-TERM, INVESTMENT-GRADE, TAX-EXEMPT BOND MARKET. INDEX RETURNS DO NOT REFLECT FEES AND EXPENSES ASSOCIATED WITH OPERATING A MUTUAL FUND.

(3) SOURCE: LIPPER INC. -- CATEGORY AVERAGE RETURNS REFLECT THE FEES AND EXPENSES OF THE FUNDS COMPRISING THE AVERAGE.

                                                             The Fund

November 30, 2003 (Unaudited)

STATEMENT OF INVESTMENTS

STATEMENT OF INVESTMENTS

                                                                                           Principal
LONG-TERM MUNICIPAL INVESTMENTS--97.1%                                                     Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA--88.2%

Anaheim Public Finance Authority, Tax Allocation Revenue

   6.45%, 12/28/2018 (Insured; MBIA)                                                         20,000,000               23,567,200

California, GO 5.65%, 6/1/2030                                                               20,000,000               20,694,400

California Department of Veteran Affairs,

   Home Purchase Revenue 5.50%, 12/1/2019                                                    15,000,000               15,621,150

California Department of Water Resources:

  (Central Valley Project--Water System Revenue)

      5%, 12/1/2011 (Insured; FGIC)                                                          15,415,000               17,373,167

   Power Supply Revenue:

      5.875%, 5/1/2016                                                                       10,000,000               11,157,800

      5.375%, 5/1/2018 (Insured; AMBAC)                                                      27,100,000               29,681,546

California Educational Facilities Authority, Revenue

  (University of Southern California)

   5%, 10/1/2033                                                                             23,500,000               23,999,845

California Health Facilities Financing Authority,

  Revenue:

      (Cedars-Sinai Medical Center) 6.125%, 12/1/2030                                        27,695,000               29,656,637

      Health Facility (Adventist Health System/West)

         5%, 3/1/2033                                                                         8,500,000                8,031,905

      (Sutter Health) 5.35%, 8/15/2028 (Insured; MBIA)                                        3,780,000                4,012,394

California Housing Finance Agency:

  Home Mortage Revenue:

      6.30%, 2/1/2008                                                                         1,380,000                1,402,190

      6.40%, 8/1/2027 (Insured; MBIA)                                                         3,505,000                3,532,689

   MFHR 6.30%, 8/1/2026 (Insured; AMBAC)                                                      7,130,000                7,420,120

   Revenue 11.729%, 8/1/2026                                                                  1,955,000  (a,b)         2,073,121

   Single Family Mortgage:

      6.25%, 8/1/2014 (Insured; AMBAC)                                                        1,115,000                1,171,854

      6.30%, 8/1/2024                                                                         2,775,000                2,814,655

      6.45%, 8/1/2025                                                                         3,450,000                3,476,461

California Infrastructure and Economic Development

  Bank, Revenue (Clean Water State Revolving Fund)

   5%, 10/1/2017                                                                              8,735,000                9,383,050

California Pollution Control Financing Authority

  PCR:

      10.35%, 6/1/2014                                                                       24,165,000  (a,b)        33,282,938

      (Southern California Edison Co.):

         7%, 3/1/2005                                                                        15,000,000               15,188,250

         6.40%, 12/1/2024                                                                    12,600,000               12,671,946

California Public Works Board, LR:

  (Department of Corrections, Calipatria State Prison,

      Imperial County) 6.50%, 9/1/2017 (Insured; MBIA)                                       13,000,000               16,045,510


                                                                                           Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

California Public Works Board, LR (continued):

  (Department of General Services-Capital East End

      Complex) 5.25%, 12/1/2019 (Insured; AMBAC)                                             10,000,000               10,783,900

   (University of California Project)

      5.35%, 12/1/2015 (Insured; AMBAC)                                                      11,415,000               12,584,238

   (Various University of California Projects):

      5.50%, 6/1/2014                                                                         5,000,000                5,700,500

      6.375%, 10/1/2019 (Prerefunded 10/1/2004)                                               7,775,000  (c)           8,271,900

California State University, Fresno Association Inc.,

  Auxiliary Organization Event Center Revenue:

      6%, 7/1/2022                                                                            3,500,000                3,637,445

      6%, 7/1/2026                                                                            2,500,000                2,590,050

      6%, 7/1/2031                                                                            5,250,000                5,375,737

California Statewide Communities

  Development Authority:

    COP:

         (Saint Joseph Health System Group)

            6.50%, 7/1/2015 (Prerefunded 7/1/2004)                                            7,000,000  (c)           7,362,810

         (The Internext Group) 5.375%, 4/1/2030                                              19,000,000               17,829,790

      Revenue:

         California Endowment:

            5%, 7/1/2028                                                                     11,940,000  (d)          12,227,396

            5%, 7/1/2033                                                                     16,710,000  (d)          17,073,275

            5%, 7/1/2036                                                                     14,355,000  (d)          14,637,219

         (Kaiser Permanente) 5.50%, 11/1/2032                                                13,500,000               13,753,800

         (Sutter Health) 5.50%, 8/15/2028                                                    10,000,000               10,238,900

Central California Joint Powers

  Health Financing Authority, COP

  (Community Hospitals of Central California)

   5.75%, 2/1/2031                                                                           15,000,000               15,090,900

Delano, COP (Delano Regional Medical Center)

   5.25%, 1/1/2018                                                                           10,000,000                9,544,300

Fontana, Special Tax

   5.25%, 9/1/2017 (Insured; MBIA)                                                           10,000,000                10,943,800

Fontana Public Financing Authority,

  Tax Allocation Revenue

  (North Fontana Redevelopment Project)

   5.50%, 9/1/2032 (Insured; AMBAC)                                                          10,000,000               10,803,500

Fremont Union High School District

   5.25%, 9/1/2025 (Insured; FGIC)                                                           11,295,000               11,817,281

Fresno, Sewer Revenue

   5.25%, 9/1/2019 (Insured; AMBAC)                                                           9,400,000               10,534,486

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                           Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Golden State Tobacco Securitization Corp.,

  Enhanced Tobacco Settlement Asset-Backed Bonds

   5.50%, 6/1/2043                                                                           10,000,000                9,833,700

Los Angeles, GO:

   5%, 9/1/2016 (Insured; MBIA)                                                              11,670,000               12,668,369

   5%, 9/1/2019 (Insured; MBIA)                                                              13,110,000               13,876,017

   5%, 9/1/2020 (Insured; MBIA)                                                              12,610,000               13,271,268

Los Angeles County Metropolitan Transportation Authority,

  Proposition A First Tier Senior Sales Tax Revenue

   5%, 7/1/2018 (Insured; FSA)                                                               28,400,000               30,374,368

Los Angeles County Public Works Financing

  Authority, Revenue (Los Angeles County Flood

   Control District) 5%, 3/1/2011 (Insured; MBIA)                                            11,660,000               13,053,370

Los Angeles Department of Water and Power, Revenue:

  Power System:

      5.25%, 7/1/2013 (Insured; MBIA)                                                        12,300,000               13,641,561

      5%, 7/1/2018 (Insured; MBIA)                                                           10,000,000               10,695,200

      5.25%, 7/1/2019 (Insured; FSA)                                                         44,000,000               47,676,640

   Waterworks

      6.375%, 7/1/2034 (Insured; MBIA)                                                        9,000,000                9,441,000

Los Angeles Harbor Department, Revenue

   6%, 8/1/2012                                                                               8,900,000                9,854,347

Los Angeles Unified School District

   5.75%, 7/1/2017 (Insured; MBIA)                                                           10,135,000               11,916,125

Merced Union High School District:

   Zero Coupon, 8/1/2023 (Insured; FGIC)                                                      2,500,000                  904,425

   Zero Coupon, 8/1/2024 (Insured; FGIC)                                                      2,555,000                  865,481

M-S-R Public Power Agency, Revenue

   (San Juan Project) 5.90%, 7/1/2020                                                         5,430,000                5,510,636

Northern California Power Agency, Revenue

  (Hydroelectric Project Number 1):

      7%, 7/1/2016 (Insured; AMBAC)
         (Prerefunded 1/1/2016)                                                                 670,000  (c)             860,809

      5.125%, 7/1/2023 (Insured; MBIA)                                                        3,500,000                3,617,495

      7.50%, 7/1/2023 (Insured; AMBAC)
         (Prerefunded 7/1/2021)                                                                 375,000  (c)             506,929

Oakland Unified School District

   5.25%, 8/1/2024 (Insured; FGIC)                                                           17,275,000               18,101,091


                                                                                           Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                  Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CALIFORNIA (CONTINUED)

Pasadena Community Development Commission,

   MFHR (Civic Center) 6.45%, 12/1/2021 (Insured; FSA)                                       13,185,000               13,190,801

Port of Oakland, Revenue

  Special Facilities (Mitsui O.S.K. Lines Ltd.)

   6.80%, 1/1/2019 (LOC; Industrial Bank of Japan)                                            1,385,000                1,395,540

Public Utilities Commission of the City and County

  of San Francisco, Clean Water Revenue:

      5%, 10/1/2012 (Insured; MBIA)                                                          23,095,000               25,792,496

      5%, 10/1/2013 (Insured; MBIA)                                                          22,195,000               24,640,445

      5.25%, 10/1/2018 (Insured; MBIA)                                                       10,000,000               10,937,300

Sacramento County, Airport System Revenue

   6%, 7/1/2017 (Insured; MBIA)                                                               5,850,000                6,489,113

Sacramento Municipal Utility District,

  Electric Revenue:

      6.50%, 9/1/2013 (Insured; MBIA)                                                         6,930,000                8,464,094

      5.20%, 7/1/2017 (Insured; MBIA)                                                           300,000                  326,481

      5%, 8/15/2020 (Insured; MBIA)                                                          14,010,000               14,809,691

San Bernardino County, COP

   (Capital Facilities Project) 6.875%, 8/1/2024                                              5,000,000                6,395,900

San Diego Unified School District:

   5.25%, 7/1/2023 (Insured: FSA)                                                             9,790,000               10,466,685

   5.25%, 7/1/2024 (Insured; FSA)                                                             2,570,000                2,734,223

San Juan Unified School District:

   Zero Coupon, 8/1/2023 (Insured; FSA)                                                      10,030,000                3,628,553

   Zero Coupon, 8/1/2024 (Insured; FSA)                                                      10,655,000                3,609,275

Southeast Resource Recovery Facility Authority, LR:

   5.25%, 12/1/2016 (Insured; AMBAC)                                                         11,715,000               12,948,590

   5.25%, 12/1/2017 (Insured; AMBAC)                                                          6,475,000                7,106,313

   5.25%, 12/1/2018 (Insured; AMBAC)                                                          7,585,000                8,278,876

University of California, Revenue (Multi Purpose)

   5.25%, 9/1/2027 (Insured; MBIA)                                                           31,475,000               33,173,706

West Basin Municipal Water District, Revenue, COP:

   5.25%, 8/1/2014 (Insured; MBIA)                                                            5,000,000                5,618,700

   5.25%, 8/1/2015 (Insured; MBIA)                                                            5,000,000                5,588,550

Whittier Health Facility, Revenue

  (Presbyterian Intercommunity Hospital)

   5.75%, 6/1/2031                                                                           10,090,000               10,333,774

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                           Principal
LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                Amount ($)                 Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED--8.9%

Commonwealth of Puerto Rico, Public Improvement

   5.50%, 7/1/2016 (Insured; MBIA)                                                           11,830,000               13,756,397

Commonwealth of Puerto Rico

  Infrastructure Financing Authority,

    Special Tax Revenue:

         5%, 7/1/2014 (Insured; AMBAC)                                                       15,000,000               16,377,750

         5.50%, 10/1/2032                                                                    26,000,000               28,404,740

         5.50%, 10/1/2040                                                                    33,290,000               36,306,740

TOTAL LONG-TERM MUNICIPAL INVESTMENTS

   (cost $996,136,480)                                                                                             1,040,503,619
------------------------------------------------------------------------------------------------------------------------------------

SHORT-TERM MUNICIPAL INVESTMENTS--5.6%
------------------------------------------------------------------------------------------------------------------------------------

Abag Finance Authority for Nonprofit Corps.,

  Revenue, VRDN (Jewish Community

  Center Project) 1.10% (LOC; Bank of

   New York and Allied Irish Bank)                                                            3,775,000  (e)           3,775,000

California, VRDN 1.10% (LOC; J.P. Morgan

   Chase & Co. and Westdeutsche Landesbank)                                                   2,000,000  (e)           2,000,000

California Department of Water Resources,

  Power Supply, Revenue, VRDN:

      1.08%, Series B-1 (LOC; Bank of New York)                                              15,900,000  (e)          15,900,000

      1.10%, Series B-2 (LOC; Banque Nationale de Paris)                                     12,700,000  (e)          12,700,000

      1.05%, Series B-4 (LOC; Bayerische Landesbank)                                          7,000,000  (e)           7,000,000

Irvine, Improvement Bond Act of 1915,

  Limited Obligation Assement District,

   VRDN 1.07% (LOC; Kredietbank N.V.--KBC Bank)                                               5,442,000  (e)           5,442,000

Newport Beach, Revenue, VRDN

  (Hoag Memorial Hospital):

      1.12%, Series A                                                                         1,000,000  (e)           1,000,000

      1.12%, Series B                                                                         7,300,000  (e)           7,300,000

Orange County, Sanitation Districts, COP, VRDN

   1.07%                                                                                      5,370,000  (e)           5,370,000

TOTAL SHORT-TERM MUNICIPAL INVESTMENTS

   (cost $60,487,000)                                                                                                 60,487,000
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS (cost $1,056,623,480)                                                          102.7%            1,100,990,619

LIABILITIES, LESS CASH AND RECEIVABLES                                                           (2.7%)             (28,967,319)

NET ASSETS                                                                                       100.0%            1,072,023,300


Summary of Abbreviations

AMBAC               American Municipal Bond Assurance
                    Corporation

COP                 Certificate of Participation

FGIC                Financial Guaranty Insurance
                    Company

FSA                 Financial Security Assurance

GO                  General Obligation

LOC                 Letter of Credit

LR                  Lease Revenue

MBIA                Municipal Bond Investors Assurance
                    Insurance Corporation

MFHR                Multi-Family Housing Revenue

PCR                 Pollution Control Revenue

VRDN                Variable Rate Demand Notes

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              69.6

AA                               Aa                              AA                                                8.2

A                                A                               AA                                                9.8

BBB                              Baa                             BBB                                               4.9

BB                               Ba                              BB                                                2.5

F1                               MIG1/P1                         SP1/A1                                            5.0

                                                                                                                 100.0

(A)  SECURITIES EXEMPT FROM REGISTRATION UNDER RULE 144A OF THE SECURITIES ACT
OF 1933. THESE SECURITIES MAY BE RESOLD IN TRANSACTIONS EXEMPT FROM
REGISTRATION, NORMALLY TO QUALIFIED INSTITUTIONAL BUYERS. AT NOVEMBER 30, 2003,
THESE SECURITIES AMOUNTED TO $35,356,059 OR 3.3% OF NET ASSETS.

(B)  INVERSE FLOATER SECURITY--THE INTEREST RATE IS SUBJECT TO CHANGE
PERIODICALLY.

(C)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST
ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING
DATE.

(D)  PURCHASED ON A DELAYED DELIVERY BASIS.

(E)  SECURITIES PAYABLE ON DEMAND. VARIABLE INTEREST RATE--SUBJECT TO PERIODIC
CHANGE.

(F)  AT NOVEMBER 30, 2003, 28.9% OF THE FUND'S NET ASSETS INSURED BY MBIA.

SEE NOTES TO THE FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF ASSETS AND LIABILITIES

November 30, 2003 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                        1,056,623,480  1,100,990,619

Interest receivable                                                  15,814,733

Receivable for investment securities sold                               861,955

Receivable for shares of Common Stock subscribed                          7,004

Prepaid expenses                                                         20,850

                                                                  1,117,695,161
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                           568,821

Cash overdraft due to Custodian                                         946,147

Payable for investment securities purchased                          44,003,838

Payable for shares of Common Stock redeemed                              90,699

Accrued expenses                                                         62,356

                                                                     45,671,861
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,072,023,300
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                   1,017,236,587

Accumulated undistributed investment income--net                      1,405,236

Accumulated net realized gain (loss) on investments                   9,014,338

Accumulated net unrealized appreciation
  (depreciation) on investments                                      44,367,139
--------------------------------------------------------------------------------

NET ASSETS ($)                                                    1,072,023,300
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(300 million shares of $.001 par value Common Stock authorized)      72,064,714

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   14.88

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF OPERATIONS

Six Months Ended November 30, 2003 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                     25,161,582

EXPENSES:

Management fee--Note 3(a)                                            3,224,744

Shareholder servicing costs--Note 3(b)                                 390,340

Custodian fees                                                          40,931

Professional fees                                                       30,984

Directors' fees and expenses--Note 3(c)                                 25,386

Registration fees                                                       15,684

Loan commitment fees--Note 2                                             4,492

Miscellaneous                                                           15,776

TOTAL EXPENSES                                                       3,748,337

INVESTMENT INCOME--NET                                              21,413,245
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                              3,958,238

Net unrealized appreciation (depreciation) on investments         (34,320,871)

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS            (30,362,633)

NET (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS             (8,949,388)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended
                                        November 30, 2003           Year Ended
                                              (Unaudited)         May 31, 2003
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                         21,413,245           47,511,719

Net realized gain (loss) on investments         3,958,238           11,598,844

Net unrealized appreciation
   (depreciation) on investments              (34,320,871)          51,343,818

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                   (8,949,388)         110,454,381
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                       (21,299,625)         (47,254,638)

Net realized gain on investments                       --         (11,261,160)

TOTAL DIVIDENDS                              (21,299,625)         (58,515,798)
--------------------------------------------------------------------------------

CAPITAL STOCK TRANSACTIONS ($):

Net proceeds from shares sold                 118,909,209         232,655,581

Dividends reinvested                           14,075,891          39,551,645

Cost of shares redeemed                     (171,110,437)        (283,499,067)

INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL STOCK TRANSACTIONS           (38,125,337)         (11,291,841)

TOTAL INCREASE (DECREASE) IN NET ASSETS      (68,374,350)          40,646,742
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                         1,140,397,650        1,099,750,908

END OF PERIOD                               1,072,023,300        1,140,397,650

Undistributed investment income--net            1,405,236              124,601
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                     8,083,113          15,706,623

Shares issued for dividends reinvested            956,061           2,665,098

Shares redeemed                              (11,589,935)         (19,100,849)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING  (2,550,761)           (729,128)

SEE NOTES TO FINANCIAL STATEMENTS.


FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.


                               Six Months Ended                                          Year Ended May 31,
                              November 30, 2003          ------------------------------------------------------------------------
                                    (Unaudited)             2003             2002(a)         2001             2000        1999
---------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                    15.28            14.60            14.56            13.65           14.72         14.88

Investment Operations:

Investment income--net                      .30(b)           .63(b)           .67(b)           .71             .70           .68

Net realized and
   unrealized gain (loss)
   on investments                          (.41)             .83              .29              .91           (1.01)         (.12)

Total from
   Investment Operations                   (.11)            1.46              .96             1.62            (.31)          .56

Distributions:

Dividends from
   investment income--net                  (.29)            (.63)            (.67)            (.71)           (.71)         (.68)

Dividends from net realized
   gain on investments                       --             (.15)            (.25)              --            (.05)         (.04)

Total Distributions                        (.29)            (.78)            (.92)            (.71)           (.76)         (.72)

Net asset value,
   end of period                          14.88            15.28            14.60            14.56           13.65         14.72
---------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                           (.73)(c)        10.30             6.69            11.98           (2.04)         3.81
---------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses
   to average net assets                    .70(d)           .70              .71              .70             .73           .72

Ratio of net investment
   income to average
   net assets                              3.98(d)          4.27             4.54             4.87            5.03          4.56

Portfolio Turnover Rate                   27.97(c)         47.21            51.69            32.21           34.09         58.49
---------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of
   period ($ x 1,000)                 1,072,023        1,140,398        1,099,751        1,099,495       1,045,993     1,234,856

(A)  AS REQUIRED, EFFECTIVE JUNE 1, 2001, THE FUND HAS ADOPTED THE PROVISIONS OF
THE AICPA AUDIT AND ACCOUNTING GUIDE FOR INVESTMENT COMPANIES AND BEGAN
AMORTIZING DISCOUNT OR PREMIUM ON A SCIENTIFIC BASIS FOR DEBT SECURITIES ON A
DAILY BASIS. THE EFFECT OF THIS CHANGE FOR THE PERIOD ENDED MAY 31, 2002 WAS TO
INCREASE NET INVESTMENT INCOME PER SHARE AND DECREASE NET REALIZED AND
UNREALIZED GAIN (LOSS) ON INVESTMENTS BY LESS THAN $.01 AND INCREASE THE RATIO
OF NET INVESTMENT INCOME TO AVERAGE NET ASSETS FROM 4.51% TO 4.54%. PER SHARE
DATA AND RATIOS/SUPPLEMENTAL DATA FOR PERIODS PRIOR TO JUNE 1, 2001 HAVE NOT
BEEN RESTATED TO REFLECT THIS CHANGE IN PRESENTATION.

(B)  BASED ON AVERAGE SHARES OUTSTANDING AT EACH MONTH END.

(C)  NOT ANNUALIZED.

(D)  ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus California Tax Exempt Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with a high level of current income exempt from federal and California state income taxes, as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager") serves as the fund's investment adviser. The Manager is a wholly-owned subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public without a sales charge.

The fund' s financial statements are prepared in accordance with accounting principles generally accepted in the United States, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(A) PORTFOLIO VALUATION: Investments in securities are valued each business day by an independent pricing service (the "Service") approved by the Board of Directors. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions.

(B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of discount and premium on invest ments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after the trade date. Under the terms of the custody agreement, the fund received net earnings credits of $34,238 during the period ended November 30, 2003 based on available cash balances left on deposit. Income earned under this arrangement is included in interest income.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(C) DIVIDENDS TO SHAREHOLDERS: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, if any, it is the policy of the fund not to distribute such gain. Income and capital gain distributions are determined in accordance with incomes tax regulations, which may differ from accounting principles generally accepted in the United States.

(D) FEDERAL INCOME TAXES: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all federal income and excise taxes.

The tax character of distributions paid to shareholders during the fiscal year ended May 31, 2003 was as follows: tax exempt income $47,254,638, ordinary income $1,927,910 and long term capital gain $9,333,250. The tax character of current year distributions will be determined at the end of the current fiscal year.

                                                             The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $350 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund based on prevailing market rates in effect at the time of borrowings. During the period ended November 30, 2003, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions with Affiliates:

(A) Pursuant to a management agreement ("Agreement") with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund' s average daily net assets and is payable monthly. The Agreement provides that if in any full fiscal year the aggregate expenses of the fund, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1_2% of the value of the fund's average net assets, the fund may deduct from the payments to be made to the Manager, or the Manager will bear such excess expense. During the period ended November 30, 2003, there was no expense reimbursement pursuant to the Agreement.

(B) Under the Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund's average daily net assets for certain allocated expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended November 30, 2003, the fund was charged $199,115 pursuant to the Shareholder Services Plan.


The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended November 30, 2003, the fund was charged $132,697 pursuant to the transfer agency agreement.

(C) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Effective October 15, 2003, annual retainer fees and attendance fees are allocated to each fund based on net assets. Prior to October 15, 2003, each director who is not an "affiliated person" as defined in the Act received from the fund an annual fee of $4,500 and an attendance fee of $500 per meeting for services of the fund. The Chairman of the Board received an additional 25% of such compensation and continues to do so under the new compensation structure.

(D) A .10% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through the use of the fund' s exchange privilege. During the period ended November 30, 2003, redemption fees charged and retained by the fund amounted to $33,214.

NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended November 30, 2003, amounted to $282,298,134 and $310,926,470, respectively.

At November 30, 2003, accumulated net unrealized appreciation on investments was
$44,367,139,   consisting  of  $46,421,246  gross  unrealized  appreciation  and
$2,054,107 gross unrealized depreciation.

At November 30, 2003, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES

                      For More Information

                        Dreyfus California
                        Tax Exempt Bond Fund, Inc.
                        200 Park Avenue
                        New York, NY 10166

                      Manager

                        The Dreyfus Corporation
                        200 Park Avenue
                        New York, NY 10166

                      Custodian

                        The Bank of New York
                        100 Church Street
                        New York, NY 10286

                      Transfer Agent & Dividend Disbursing Agent

                        Dreyfus Transfer, Inc.
                        200 Park Avenue
                        New York, NY 10166

                      Distributor

                        Dreyfus Service Corporation
                        200 Park Avenue
                        New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL  Write to:
The Dreyfus Family of Funds
144 Glenn Curtiss Boulevard
Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET Information can be viewed online or downloaded from:
http://www.dreyfus.com

(c) 2004 Dreyfus Service Corporation                                  928SA1103


ITEM 2. CODE OF ETHICS.

            Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

            Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

            Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

            Not applicable.

ITEM 6.      [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

            Not applicable.

ITEM 8.      [RESERVED]

ITEM 9.      CONTROLS AND PROCEDURES.

(a) The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) There were no changes to the Registrant's internal control over financial reporting that occurred during the Registrant's most recently ended fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

ITEM 10.  EXHIBITS.

(a)(1) Not applicable.


(a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

DREYFUS CALIFORNIA TAX EXEMPT BOND FUND, INC.

By:   /s/Stephen E. Canter
      ____________________
      Stephen E. Canter
      President

Date:  January 23, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /s/Stephen E. Canter
      ______________________
      Stephen E. Canter
      Chief Executive Officer

Date:  January 23, 2004

By:   /s/James Windels
      _______________________
      James Windels
      Chief Financial Officer

Date:  January 23, 2004

                                  EXHIBIT INDEX

     (a)(2) Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940. (EX-99.CERT)

     (b) Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940. (EX-99.906CERT)